 As filed with the Securities and Exchange Commission on January 28, 1999

                                                     Registration No. 333-70827
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                --------------

                             AMENDMENT NO. 2
                                      TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     Under
                          the Securities Act of 1933

                                --------------

                                Motorola, Inc.
                           Motorola Capital Trust I
            (Exact name of Registrant as specified in its charter)

                                --------------

               Delaware                              36-1115800
               Delaware                              51-6509317
    (State or other jurisdiction of     (I.R.S. Employer Identification No.)
            incorporation)

                                --------------

                           1303 East Algonquin Road
                          Schaumburg, Illinois 60196
                                (847) 576-5000
  (Address, including zip code, and telephone number, including area code, of
                   Registrants' principal executive offices)

                                --------------

                               Carl F. Koenemann
                           Executive Vice President
                          and Chief Financial Officer
                           1303 East Algonquin Road
                          Schaumburg, Illinois 60196
                                (847) 576-5000
(Name, address, including zip code, and telephone number, including area code, of agent for service)


                                With copies to:

     Carol H. Forsyte          Gerald T. Nowak          Michael A. Campbell
 Senior Corporate Counsel      Kirkland & Ellis         Mayer, Brown & Platt
 1303 East Algonquin Road  200 East Randolph Drive    190 South LaSalle Street
   Schaumburg, Illinois       Chicago, Illinois       Chicago, Illinois 60603
          60196                 (312) 861-2000             (312) 782-0600
      (847) 576-7646

                                --------------

  Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act of 1933, please check the following box. [_]

                                --------------

  The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

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                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

      The following is an estimate, subject to future contingencies, of the expenses to be incurred by the Registrant in connection with the issuance and distribution of the securities being registered:

      Registration Fee................................................ $139,000
      Legal Fees and Expenses.........................................  100,000
      Trustee Fees and Expenses.......................................   23,000
      Accounting Fees and Expenses....................................   30,000
      Blue Sky Fees and Expenses......................................   10,000
      Printing Fees...................................................  100,000
      Rating Agency Fees..............................................   37,000
      Listing Fees....................................................  100,000
      Miscellaneous...................................................   11,000
                                                                       --------
          Total....................................................... $550,000
                                                                       ========

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* Estimated pursuant to instruction to Item 511 of Regulation S-K.

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS

      Section 145 of the Delaware General Corporation Law contains detailed provisions for indemnification of directors and officers of Delaware corporations against expenses, judgments, fines and settlements in connection with litigation.

      The Registrant's Restated Certificate of Incorporation and its directors' and officers' liability insurance policy provide for indemnification of its directors and officers against certain liabilities.

      Under the Declaration, the Trust will agree to indemnify and defend each of the Trustees and their respective directors, officers, employees or agents for, and to hold each Trustee harmless against, any loss, liability or expense incurred without negligence (or in the case of the Delaware Trustee or any successor thereto, gross negligence) or bad faith on its part, arising out of or in connection with the acceptance or administration of the Declaration or the performance thereof or exercise of rights thereunder, including the costs and expenses (including legal fees) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties under the Declaration.

ITEM 16. EXHIBITS

      The following Exhibits are filed as part of this Registration Statement:

  **1.1   Form of Underwriting Agreement.
    3.1   Restated Certificate of Incorporation, as amended, including
          Certificate of Designation, Preferences and Rights of Junior
          Participating Preferred Stock, Series A (incorporated by reference to Exhibit 3(b)(i) to the Registrant's Quarterly Report on Form 10-
          Q for the quarter ended April 2, 1994 (File No. 1-7221)).
    3.2   By-Laws of Motorola, Inc., as amended (incorporated by reference to
          Exhibit 3(ii) to the Registrant's Quarterly Report on Form 10-Q for
          the quarter ended June 27, 1998 (File No.
          1-7221)).
 ***3.3   Certificate of Designations, Preferences and Rights of Junior
          Participating Preferred Stock, Series B.
 ***4.1   Certificate of Trust of Motorola Capital Trust I.
 ***4.2   Declaration of Trust of Motorola Capital Trust I.

   **4.3  Form of Amended and Restated Declaration of Trust.
   **4.4  Form of Preferred Securities Guarantee Agreement.
   **4.5  Form of Preferred Security.
   **4.6  Form of   % Deferrable Interest Junior Subordinated Debenture.
   **4.7  Form of Subordinated Indenture.
   **4.8  Form of Supplemental Indenture.
  ***4.9  Specimen 6 1/2% Debenture due November 15, 2028.
   **5.1  Opinion and Consent of Carol H. Forsyte, Esq.
  ***5.2  Opinion and Consent of Richards, Layton & Finger, P.A.
  ***8    Opinion and Consent of Kirkland & Ellis.
 ***12    Statement re: Computation of ratio of earnings to fixed charges.
  **23.1  Consent of Carol H. Forsyte (included as part of Exhibit 5.1).
 ***23.2  Consent of Richards, Layton & Finger, P.A. (included as part of
          Exhibit 5.2).
 ***23.3  Consent of Kirkland & Ellis (included as part of Exhibit 8).
 ***23.4  Consent of KPMG LLP.
 ***24    Powers of Attorney (included on signature page).
 ***25    Statement of Eligibility of Harris Trust and Savings Bank, as
          Trustee, on Form T-1.

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**Filed herewith.

 ***Previously Filed.

ITEM 17. UNDERTAKINGS

      (a) The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (b) The Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection
(a) of Section 310 of the Trust Indenture Act ("Act") in accordance with the rules and regulations prescribed by the Securities and Exchange Commission under Section 305(b)(2) of the Act.

      (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      (d) The undersigned registrant hereby undertakes that:

    (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or
  (4)
  or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

    (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Village of Schaumburg and the State of Illinois, on the 28th day of January, 1999.

                                            Motorola, Inc.

                                                              *
                                            By: _______________________________
                                                      Carl F. Koenemann
                                                 Executive Vice President and
                                                   Chief Financial Officer

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and as of the dates indicated.

             Signature                        Title                  Date
             ---------                        -----                  ----


                 *                  Chief Executive Officer      January 28,
 _________________________________   and Director (Principal         1999
       Christopher B. Galvin         Executive Officer)

                 *                  Executive Vice President     January 28,
 _________________________________   and Chief Financial             1999
         Carl F. Koenemann           Officer (Principal
                                     Financial Officer)

                 *                  Corporate Vice President     January 28,
 _________________________________   and Controller (Principal       1999
           Anthony Knapp             Accounting Officer)

                 *                  Director                     January 28,
 _________________________________                                   1999
           Ronnie C. Chan

                 *                  Director                     January 28,
 _________________________________                                   1999
         H. Laurance Fuller




                 *                  Director                     January 28,
 _________________________________                                   1999
          Robert W. Galvin

                 *                  Director                     January 28,
 _________________________________                                   1999
         Robert L. Growney

                 *                  Director                     January 28,
 _________________________________                                   1999
           Anne P. Jones

                 *                  Director                     January 28,
 _________________________________                                   1999
          Donald R. Jones
                 *                  Director                     January 28,
 _________________________________                                   1999
           Judy C. Lewent


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

             Signature                        Title                  Date
             ---------                        -----                  ----
                 *                  Director                     January 28,
 _________________________________                                   1999
          Walter E. Massey

                 *                  Director                     January 28,
 _________________________________                                   1999
          Thomas J. Murrin

                 *                  Director                     January 28,
 _________________________________                                   1999
        Nicholas Negroponte

                 *                  Director                     January 28,
 _________________________________                                   1999
        John E. Pepper, Jr.

                 *                  Director                     January 28,
 _________________________________                                   1999
        Samuel C. Scott III

                 *                  Director                     January 28,
 _________________________________                                   1999
           Gary L. Tooker

                 *                  Director                     January 28,
 _________________________________                                   1999
          B. Kenneth West

                                    Director
 _________________________________
           John A. White



      /s/ Garth L. Milne
*By: ____________________________
          Garth L. Milne
       as Attorney-In-Fact

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 has duly caused this Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Village of Schaumburg and the State of Illinois, on the 28th day of January, 1999.

                                            Motorola Capital Trust I

                                                   /s/ Garth L. Milne    As
                                                       Attorney-In-Fact
                                            By: _______________________________
                                                      Carl F. Koenemann
                                                       Regular Trustee

                                                    /s/ Garth L. Milne
                                            By: _______________________________
                                                        Garth L. Milne
                                               Regular Trustee and asAttorney-
                                                           In-Fact

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